TERMINATION OF Promissory Note

and mutual releases

This TERMINATION OF promissory note and Mutual Releases (“Release Agreement”) is entered into this 31st day of October, 2011, by and among Hy-Tech Machine, Inc., a Delaware corporation (the “Purchaser”), P&F Industries, Inc., a Delaware corporation (“P&F”), Hy-Tech Holdings, Inc., a Delaware corporation (“Holdings”), Quality Gear Holdings, Inc., a Delaware corporation (“Quality” and together with Holdings, the “Sellers”), HTM Associates, a Pennsylvania general partnership (“HTM”) and Robert H. Ober, Elizabeth Smail, James J. Browne, Daniel Berg and James Hohman (collectively, the Shareholders”).

Whereas, Sellers, HTM, the Shareholders and the Purchaser are parties to that certain Asset Purchase Agreement dated as of February 12, 2007 (the “Purchase Agreement”), as amended by the parties thereto as of June 26, 2009 by Amendment No. 1 to Asset Purchase Agreement (“Amendment No. 1”).

Whereas, Purchaser is the indirect, wholly owned subsidiary of P&F.

Whereas, as of May 16, 2009, the Purchaser issued a subordinated promissory note in favor of Holdings in the principal amount of $1,719,706.50 (the “Original Note”), which evidenced payment of a portion of the purchase price payable under the Purchase Agreement.

Whereas, as of October 25, 2010, the Purchaser amended and restated the Original Note and issued an amended and restated subordinated promissory note in favor of Holdings in the principal amount of $573,235 (the “Amended Note”).

Whereas, the parties hereto desire that (a) the Purchaser make a payment of $550,000 plus accrued interest as of the date hereto to Holdings in full and complete satisfaction of the obligations under the Amended Note and (b) the parties exchange mutual releases.

NOW, THEREFORE, in consideration of the promises and covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                  Payment. In full and complete satisfaction of the Amended Note, the Purchaser shall pay to Holdings the sum of $553,141 in cash (the “Payment”).

2.                  Termination of the Amended Note. Effective with Holdings’ receipt of the Payment, the Amended Note is and shall be deemed to be terminated by mutual consent according to its terms and provisions, without any further obligations, debts or duties on the part of any party thereto.

3.                  Release by Holdings, HTM, Quality and the Shareholders. Holdings, HTM, Quality and the Shareholders, together with their respective successors and assigns, each hereby releases and discharges the Purchaser and P&F and their respective representatives, agents, administrators, shareholders, subsidiaries, successors, assigns, officers, directors, affiliates and attorneys from any and all obligations, debts, losses, damages, liabilities, contracts, controversies, agreements, premises, claims, causes of action, and demands of any kind whatsoever at law or in equity, direct or indirect, known or unknown, discovered or undiscovered, asserted or unasserted, which Holdings, HTM, Quality and/or the Shareholders and their respective successors and assigns, ever had, now has, or hereafter can, shall or may have, arising from the beginning of time to the date hereof relating to any obligations pursuant to (a) the Amended Note, (b) the Original Note and (c) Article II of the Purchase Agreement (as the same was amended by Section 2 of Amendment No. 1 (collectively, with the Amended Note and the Original Note, the “Payment Agreements”)).

4.                  Release by the Purchaser and P&F. The Purchaser and P&F, together with their respecive successors and assigns, each hereby releases and discharges Holdings, HTM, Quality and the Shareholders, and their respective representatives, agents, administrators, shareholders, subsidiaries, successors, assigns, officers, directors, affiliates and attorneys from any and all obligations, debts, losses, damages, liabilities, contracts, controversies, agreements, premises, claims, causes of action, and demands of any kind whatsoever at law or in equity, direct or indirect, known or unknown, discovered or undiscovered, asserted or unasserted, which the Purchaser, its successors and assigns, ever had, now has, or hereafter can, shall or may have, arising from the beginning of time to the date hereof relating to any obligations pursuant to the Payment Agreements.

5.                  Conditions Precedent to Occurrence of Effective Date. This Release Agreement shall become effective upon receipt of the Payment by Holdings and the execution and delivery of each of the signatures set forth herein.

6.                  Presumptions. Each of the parties hereto acknowledge that he, she or it, respectively, has consulted with counsel and with such other experts and advisors as he, she or it has deemed necessary in connection with the negotiation, execution and delivery of this Release Agreement and has participated in the drafting hereof. Therefore, this Release Agreement shall be construed without regard to any presumption or rule requiring that it be construed against any one party causing this Release or any part hereof to be drafted.

7.                  Entire Agreement. This Release Agreement contains the entire understanding and agreement by and among the parties with respect to the subject matter hereof. No other agreements, covenants, representations or warranties, expressed or implied, oral or written, have been made by any party with respect to the subject matter of this Release Agreement. All prior or contemporaneous conversations, negotiations, proposed agreements and agreements, or covenants, representations and warranties with respect to the subject matter hereof are waived and superseded by, replaced in their entireties and merged into this Release Agreement.

8.                  Further Assurance. Each party to this Release Agreement shall execute such other and further documents and instruments as the other party may reasonably request to implement the provisions of this Release Agreement.

9.                  Benefit of Agreement. This Release Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. No other person or entity shall be entitled to claim any right or benefit hereunder, including, without limitation, any third-party beneficiary of this Release Agreement.

10.              Severability. The provisions of this Release Agreement are intended to be severable. If any provisions of this Release Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Release in any jurisdiction.

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11.              Governing Law, Jurisdiction, Venue. This Release Agreement shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. Any judicial proceeding brought by or against any party to this Release Agreement with respect to this Release Agreement or any related agreement may be brought in any court of competent jurisdiction in the State of New York, County of New York, United States of America, and, by execution and delivery of this Release Agreement, each party accepts for himself, herself or itself and in connection with his properties, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts, and irrevocably agree to be bound by any judgment rendered thereby in connection with this Release Agreement.. Each party to this Release Agreement waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.

12.              Waiver of Jury Trial. EACH PARTY TO THIS RELEASE AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS RELEASE AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS RELEASE AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS RELEASE AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. IN ADDITION, EACH PARTY WAIVES THE RIGHT TO CLAIM OR RECOVER IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY DAMAGES OTHER THAN OR IN ADDITION TO ACTUAL DAMAGES.

13.              Counterparts; Electronic Signatures. This Release Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same agreement. Any signature delivered by a party in PDF via e-mail or by facsimile shall be deemed to be an original signature hereto.

14.              Amendment. No amendment, modification, rescission, waiver or release of any provision of this Release Agreement shall be effective unless the same shall be in writing and signed by the parties hereto.

15.              Headings. Section headings in this Release Agreement are included herein for convenience of reference only and shall not constitute a part of this Release Agreement for any other purpose.

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IN WITNESS WHEREOF, this Release Agreement has been duly executed as of the day and year first written above.

HY-TECH MACHINE, INC.

By: /s/ Joseph A. Molino, Jr.

Name: Joseph A. Molino, Jr.

Title: Vice President

P&F INDUSTRIES, INC.

By: /s/ Joseph A. Molino, Jr.

Name: Joseph A. Molino, Jr.

Title: Vice President

HY-TECH HOLDINGS, INC. By: /s/ Robert H. Ober Name: Robert H. Ober Title: President
QUALITY GEAR HOLDINGS, INC. By: /s/ Robert H. Ober Name: Robert H. Ober Title: President

HTM ASSOCIATES

By: /s/ Robert H. Ober

Name: Robert H. Ober

Title: President

[Signatures continued on following page]

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/s/ Robert H. Ober

Robert H. Ober

/s/ Elizabeth Smail

Elizabeth Smail

/s/ James J. Browne

James J. Browne

/s/ Daniel Berg

Daniel Berg

/s/ James Hohman

James Hohman

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